                                                                    Exhibit 10.4

                              VSTREAM INCORPORATED

                                 FIRST AMENDMENT
                                       TO
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

     This First Amendment to the Amended and Restated Stockholders' Agreement, dated as of November 17, 1999 (the "Stockholders' Agreement"), is entered into as of December 15, 1999, by and among VStream Incorporated, a Delaware corporation (the "Company"), and the parties identified as additional stockholders on the signature pages attached hereto (the "Additional Stockholders") (this "First Amendment").

                                    RECITALS

     Whereas, the Company and the holders of the Company's Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock identified on the signature pages thereto are parties to the Stockholders' Agreement;

     Whereas, in connection with and as a condition to the purchase by the Additional Stockholders of 4,761,334 shares of the Company's Series D Preferred Stock, the Company has agreed to provide the Additional Stockholders the rights set forth in the Stockholders' Agreement;

     Whereas, under Section 7.4 of the Stockholders' Agreement, the Stockholders' Agreement may be amended with written consent of the Company and the holders of at least 66-2/3% of the Shares (as defined in the Stockholders' Agreement); and

     Whereas, at least 66-2/3% of the Shares (as defined in the Stockholders Agreement) (voting on an as converted basis) have consented in writing to this First Amendment.

     In consideration of the mutual agreements, covenants and considerations contained herein, the parties hereto agree as follows:

     1. Amendment. The first paragraph of the Stockholders' Agreement is hereby amended in its entirety to read as follows:

          Amended and Restated Stockholders' Agreement (this "Agreement") dated as of November 17, 1999 by and among (i) VStream Incorporated, a Delaware corporation (the "Company"), (ii) the holders of the Company's Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock identified on the signature pages hereto (the "Investors"), (iii) the members of the Company's management identified on the signature pages hereto or that have otherwise agreed to be bound by the provisions hereof (the "Management Holders"), and (iv) the parties identified as additional stockholders on the signature pages hereto (the "Additional Stockholders"). The Investors, the Management Holders and the Additional Stockholders are referred to collectively as the "Stockholders."

     2. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Stockholders' Agreement.

     3. Additional Purchasers. Upon the effectiveness of this First Amendment to the Stockholders' Agreement, the Additional Stockholders agree to be bound by all of the terms and conditions of the Stockholders' Agreement as amended herein.

     4. Notices. All notices sent to the Company pursuant to the Stockholders' Agreement shall be sent to the Company at 1157 Century Drive, Louisville, Colorado 80027.

     5. Effect of Amendment. Except as amended as set forth above, the Stockholders' Agreement shall continue in full force and effect.

     6. Governing Law. This First Amendment shall be governed and construed in accordance with the laws of the State of Colorado as though made solely among residents of the State of Colorado without regard to conflicts of law principals.

            [The Remainder of this Page is Intentionally Left Blank.]

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     IN WITNESS WHEREOF, the undersigned parties have executed this First
Amendment to the Amended and Restated Stockholders' Agreement as of the date set forth in the first paragraph hereof.

                                         COMPANY:

                                         VSTREAM INCORPORATED

                                         By:    /S/ Paul A. Berberian
                                             ---------------------------------
                                         Title: Chief Executive Officer
                                                ------------------------------

                                         [Signature Page to First Amendment to
                                         Stockholders' Agreement]

                                  ADDITIONAL INVESTORS:

                                  CENTENNIAL FUND VI, L.P.

                                  By: Centennial Holdings VI, LLC
                                      Its General Partner

                                  By: /s/ Donald H. Parsons, Jr.
                                     ------------------------------------------
                                     Donald H. Parsons, Jr., Managing Principal

                                  CENTENNIAL ENTREPRENEURS FUND VI, L.P.

                                  By: Centennial Holdings VI, LLC
                                      Its General Partner

                                  By: /s/ Donald H. Parsons, Jr.
                                     ------------------------------------------
                                     Managing Principal

                                  CENTENNIAL HOLDINGS I, LLC

                                  By: /s/ Donald H. Parsons, Jr.
                                     ------------------------------------------
                                     Donald H. Parsons, Jr., Sr. Vice President

                                  UNIVERSITY OF COLORADO FOUNDATION, INC.

                                  By: /s/
                                     ------------------------------------------

                                  Title:
                                        ---------------------------------------


                                  [Signature Page to First Amendment to
                                  Stockholders' Agreement]

                          /s/ Kim N.C. Tomsic
                          ------------------------------------------------------
                          Kim N.C. Tomsic

                          /s/ John L. Kurtz
                          ------------------------------------------------------
                          John L. Kurtz, Jr.

                          /s/ Lori K. Bornheimer
                          ------------------------------------------------------
                          Lori K. Bornheimer

                          /s/ Frances L. Berberian
                          ------------------------------------------------------
                          Frances L. Berberian

                          /s/ Charles O. Higgins
                          ------------------------------------------------------
                          Charles O. Higgins

                          /s/ Byron R. Chrisman
                          ------------------------------------------------------
                          Byron R. Chrisman

                          /s/ T. Charles Fial
                          ------------------------------------------------------
                          T. Charles Fial TTEE FBO T. Charles Fial 1997 Revocable trust DTD 9/30/97

                          /s/ Eva Garibian
                          ------------------------------------------------------
                          Eva Garibian

                          /s/ Vahe Garibian
                          ------------------------------------------------------
                          Vahe Garibian

                          /s/ Mathew S. Martin
                          ------------------------------------------------------
                          Mathew S. Martin

                          /s/ Karen S. Martin
                          ------------------------------------------------------
                          Karen S. Martin

                          /s/ Thomas Patsiga
                          ------------------------------------------------------
                          Thomas Patsiga

                          /s/
                          ------------------------------------------------------
                          Charles Schwab & Co., Inc. FBO Austin R. Gibbons
                          IRA Acct #36500127

                          /s/ Jarvis Seccombe
                          ------------------------------------------------------
                          Jarvis Seccombe

                          [Signature Page to First Amendment to
                          Stockholders' Agreement]

                                  /s/ Diane Seccombe
                                  -------------------------------------
                                  Diane Seccombe

                                  /s/ Rimvydas Ambraziunas
                                  -------------------------------------
                                  Rimvydas Ambraziunas

                                  /s/ Marsha Ambraziunas
                                  -------------------------------------
                                  Marsha Ambraziunas

                                  /s/ Francis X. Malone
                                  -------------------------------------
                                  Francis X. Malone

                                  /s/ David A. Makarechian
                                  -------------------------------------
                                  David A. Makarechian

                                  /s/ Jeremy W. Makarechian
                                  -------------------------------------
                                  Jeremy W. Makarechian

                                  /s/ Alfred E. Moore
                                  -------------------------------------
                                  Alfred E. Moore

                                  /s/ Joanne L. Moore
                                  -------------------------------------
                                  Joanne L. Moore

                                  /s/ Philippe Muller
                                  -------------------------------------
                                  Philippe Muller

                                  [Signature Page to First Amendment to
                                  Stockholders' Agreement]

                                SOFTBANK TECHNOLOGY VENTURES V, L.P.

                                By:    SBTV V LLC

                                By: /s/ Bradely A. Feld
                                   -------------------------------
                                Managing Director


                                SOFTBANK TECHNOLOGY VENTURES ADVISORS
                                FUND V, L.P.

                                By:    SBTV V LLC

                                By: /s/ Bradely A. Feld
                                   -------------------------------
                                Managing Director


                                SOFTBANK TECHNOLOGY VENTURES
                                ENTREPRENEURS FUND V, L.P.

                                By:    SBTV V LLC

                                By: /s/ Bradely A. Feld
                                   -------------------------------
                                Managing Director


                                SOFTBANK TECHNOLOGY VENTURES IV, L.P.

                                By:    STV IV LLC

                                By: /s/ Bradely A. Feld
                                   -------------------------------
                                Managing Director


                                SOFTBANK TECHNOLOGY ADVISORS FUND, L.P.

                                By:    STV IV LLC

                                By: /s/ Bradely A. Feld
                                   -------------------------------
                                Managing Director


                                [Signature Page to First Amendment to
                                Stockholders' Agreement]